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                                                                   Exhibit 10.24

                            NON-COMPETITION AGREEMENT

            NON-COMPETITION AGREEMENT, dated as of June 30, 1999 (the "Agreement"), among Avis Rent A Car, Inc., a Delaware corporation ("Acquiror"), Avis Fleet Leasing and Management Corporation, a Texas corporation ("Acquiror Sub") and a wholly owned subsidiary of Acquiror, PHH Corporation, a Maryland corporation ("Parent"), and PHH Holdings Corporation, a Texas corporation ("Holdings") and a wholly owned subsidiary of Parent.

                               W I T N E S S E T H

            WHEREAS, Acquiror, Acquiror Sub, Parent and Holdings are parties to the Agreement and Plan of Merger and Reorganization (the "Merger Agreement"), dated as of May 22, 1999, as amended by the Amendment to the Agreement and Plan of Merger and Reorganization, dated as of June 30, 1999, providing for the merger of Acquiror Sub and Holdings (the "Merger") pursuant to the Texas Business Corporation Act (the "TBCA"), on the terms and subject to the conditions set forth therein (capitalized terms not otherwise defined herein shall have the respective meanings assigned to such terms in the Merger Agreement);

            WHEREAS, upon consummation of the Merger, Acquiror Sub shall acquire the vehicle fleet management and fuel card businesses of Holdings (collectively, the "Business");

            WHEREAS, Parent, Holdings and/or their respective Affiliates (as hereinafter defined) have experience in the vehicle fleet management and fuel card businesses; and

            WHEREAS, as a condition to closing under the Merger Agreement, Parent and Holdings agreed to execute and deliver this Agreement.

            NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

            Section 1. Non-Competition. In consideration of the Merger Consideration being delivered by Acquiror and Acquiror Sub to Parent and Holdings on the date hereof, Parent and Holdings agree that for a period commencing at the Effective Time and ending on the fifth anniversary of the Effective Time, Parent and Holdings shall not, and shall cause each of their respective affiliates not to, directly or indirectly, engage in or own any interest in any business that engages in the vehicle fleet management or fuel card businesses or markets any products or services that directly compete with the Business, as presently conducted by the Transferred Companies (a "Competitive Business"); provided, however, that it shall not be a violation of this Agreement for Parent, Holdings or their respective affiliates to
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(i) acquire, own or invest in securities representing less than five percent
(5%) of the outstanding voting power of the securities of a publicly traded company; or (ii) develop and/or market any products or services that are either marketed by Parent, Holdings or their respective affiliates (other than the Transferred Companies) on the date hereof or are incidental to or derived from products or services marketed by Parent, Holdings or their respective affiliates (other than the Transferred Companies) on the date hereof; provided, however, that any such incidental or derived products or services that are developed and/or marketed by Parent, Holdings or their respective affiliates shall be so developed and marketed indirectly through an outsourcing arrangement and, in connection therewith, Parent, Holdings or such affiliate shall provide to Acquiror Sub a right of first refusal to provide such product or service. Notwithstanding the foregoing, nothing in this Agreement shall in any way (x) prohibit Holdings, Parent or any of their affiliates from acquiring a Competitive Business as part of an acquisition, by joint venture, merger or other business combination, of the assets of, or a controlling interest in, another Person (a "Target Business") if the revenue derived by the Target Business from the Competitive Business in the fiscal year preceding such acquisition constituted less than 15% of the total net revenues of the Target Business; or (y) be deemed to apply to any preexisting Competitive Business of a Person (or any of its subsidiaries) that acquires control of Cendant Corporation, a Delaware corporation ("Cendant"), or one of its subsidiaries or that acquires all or substantially all of the assets of Cendant or one of its subsidiaries or merges with Cendant in a "merger of equals".

            Section 2. Non-Solicitation of Employees. In consideration of the Merger Consideration being delivered by Acquiror and Acquiror Sub to Parent and Holdings, Parent and Holdings agree that for a period commencing at the Effective Time and ending on the second anniversary of the Effective Time, Parent, Holdings and their respective affiliates shall not solicit for employment any Person who is currently an employee of the Transferred Companies or induce or encourage any such Person to leave such Transferred Company's employ, or to become employed by any Person other than such Transferred Company, provided, however, that the foregoing shall not prohibit Holdings, Parent or any of their affiliates from employing any such person who initiates contact with Holdings, Parent or any of their affiliates regarding employment or who initiates contact with Holdings, Parent or any of their affiliates in response to any advertisement to the public in general or by a recruiter concerning available positions and without any direct solicitation by or encouragement from Holdings, Parent or any of their affiliates.

            Section 3. Severability. It is the desire and intent of the parties to this Agreement that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If any particular provisions or portion of this Agreement shall be adjudicated to be invalid or unenforceable, this Agreement shall be deemed amended to delete therefrom such provision or portion adjudicated to be invalid or unenforceable, such amendment to apply only with respect to the operation of such Agreement in the particular jurisdiction in which such adjudication is made.


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            Section 4. Headings. The headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any provisions hereof.

            Section 5. Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and there are not restrictions, promises, representations, warranties, covenants, conditions or undertakings with respect to the subject matter hereof, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties hereto with respect to the subject matter hereof.

            Section 6. Notices. All notices and other communications hereunder shall be in writing and shall be delivered personally or by next-day courier or telecopied with confirmation of receipt, to the parties at the addresses specified below (or at such address for a party as shall be specified by like notice; provided that notices of change of address shall be effective only upon receipt thereof). Any such notice shall be effective upon receipt, if personally delivered or telecopied, or one day after delivery to a courier for next-day delivery.

If to Parent or Holdings:
            PHH Corporation
            6 Sylvan Way
            Parsippany, New Jersey  07054
            Telecopy:  (973) 496-5355
            Attention:  General Counsel

            Copies to:

            Cendant Corporation
            9 West 57th Street
            37th Floor
            New York, New York  10019
            Telecopy:  (212) 413-1922
            Attention:  General Counsel

            and

            Skadden, Arps, Slate, Meagher & Flom LLP
            One Rodney Square
            Wilmington, Delaware  19801
            Telecopy:  (302) 651-3001
            Attention:  Patricia Moran Chuff, Esq.

            If to Acquiror or Acquiror Sub:

            Avis Rent A Car, Inc.


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            900 Old Country Road
            Garden City, New York  11530
            Telecopy:  (516) 222-6922
            Attention:  Karen Sclafani, Esq.

            Copy to:

            White & Case LLP
            1155 Avenue of the Americas
            New York, New York  10036
            Telecopy:  (212) 354-8113
            Attention:  Sean Geary, Esq.

            Section 7. Governing Law. The substantive laws of the State of New York shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under applicable principles of conflicts of laws.

            Section 8. Waiver. Either party may waive compliance by the other party of any of the provisions of this Agreement. Any waiver (express or implied) of any default or breach of this Agreement shall not constitute a waiver of any other or subsequent default or breach. Any waiver must be in writing and must be signed by the party waiving any provision hereof.

            Section 9. Affiliates. As used herein, "Affiliate" shall mean, with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person; provided, however, that the term "Affiliate" shall not include, with respect to any Person, any public corporation in which such Person owns securities representing less than 50% of the outstanding voting power.

            Section 10.  Counterparts.  This Agreement may be
executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same
Agreement.

                            [SIGNATURE PAGES FOLLOW]


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            IN WITNESS WHEREOF, the undersigned hereby agree to be bound by the terms and provisions of this Non-Competition Agreement as of the date first above written.


                                    AVIS RENT A CAR, INC.

                                    By: __________________________
                                    Name:
                                    Title:

                                    AVIS FLEET LEASING AND MANAGEMENT
                                    CORPORATION

                                    By: __________________________
                                    Name:
                                    Title:

                                    PHH CORPORATION

                                    By: __________________________
                                    Name:
                                    Title:

                                    PHH HOLDINGS CORPORATION

                                    By: __________________________
                                    Name:
                                    Title: